Small Cap Stock Index Portfolio A Series of Dreyfus Investment Portfolios
Summary Prospectus May 1, 2011
Service Shares

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/vifunddocuments. You can also get this information at no cost by calling 1-800-554-4611 or 516-338-3300 or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks to match the performance of the Standard & Poor's® SmallCap 600 Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies).

The Dreyfus Corporation has agreed to pay all of the fund's expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the independent board members and their counsel. The Dreyfus Corporation has also agreed to reduce its management fee in an amount equal to the fees and expenses of the independent board members and their counsel.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Shares
Management fees	.35
Distribution and/or service (Rule 12b-1) fees	.25
Total annual fund operating expenses	.60

Example

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

0410SP0511

	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$192	$335	$750

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32.85% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is tied to the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated. The fund's portfolio investments are selected by a "sampling" process based on market capitalization, industry representation and other means.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Indexing strategy risk. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Service shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

Small Cap Stock Index Portfolio Summary	2

Year-by-Year Total Returns as of 12/31 each year (%) Service Shares
Best Quarter Q2, 2009: 20.83% Worst Quarter Q4, 2008: -24.87%

Average Annual Total Returns (as of 12/31/10)
	1 Year	5 Years	Since Inception (5/1/02)
Service Shares	25.83	4.32	6.37
S&P SmallCap 600® Index reflects no deduction for fees, expenses or taxes	26.31	4.64	6.92
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. Thomas Durante, Karen Q. Wong and Richard A. Brown serve as the fund's primary portfolio managers. Thomas Durante, CFA, has been a primary portfolio manager of the fund since September 2003. Mr. Durante is a seniorportfolio manager with Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation, and an employee of The Dreyfus Corporation since 1982. Ms. Wong and Mr. Brown have been primary portfolio managers of the fund since November 2010. Ms. Wong is a managing director of equity index strategies with Mellon Capital and Mr. Brown is a director of equity portfolio management with Mellon Capital. Ms. Wong and Mr. Brown are also employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling, or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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